UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2012

UNITED RENTALS, INC.

UNITED RENTALS (NORTH AMERICA), INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14387	06-1522496
Delaware	001-13663	06-1493538
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Greenwich Office Park
Greenwich, Connecticut	06831
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 622-3131

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

During the first quarter of 2012, United Rentals, Inc. (the “Company”) adopted an accounting standard which eliminated the option to present the components of other comprehensive income as part of the statement of changes in stockholders’ equity, which was the presentation used in the Company’s 2011 Annual Report on Form 10-K. The adopted accounting standard requires the presentation of the components of net income, other comprehensive income and total comprehensive income in either one continuous statement or two separate consecutive statements. The components of other comprehensive (loss) income and total comprehensive income (loss) for the years ended December 31, 2011, 2010 and 2009 are presented below (in millions).

	Year Ended December 31,
	2011	2010	2009
Net income (loss)	101	(26)	(62)

Other comprehensive (loss) income, net of tax:
Foreign currency translation adjustments	(11)	20	51
Fixed price diesel swaps	(1)	—	—

Other comprehensive (loss) income	(12)	20	51

Comprehensive income (loss)	89	(6)	(11)

Cautionary Statement Regarding Forward-Looking Statements

This document contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements, as they relate to United Rentals or RSC Holdings, the management of either such company or the transaction, involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. These statements are based on current plans, estimates and projections, and, therefore, you should not place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. United Rentals and RSC Holdings undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including, but not limited to, those described in the documents United Rentals and RSC Holdings have filed with the U.S. Securities and Exchange Commission as well as the possibility that (1) United Rentals and RSC Holdings may be unable to obtain stockholder approvals required for the proposed transaction; (2) the length of time necessary to consummate the proposed transaction may be longer than anticipated; (3) problems may arise in successfully integrating the businesses of United Rentals and RSC Holdings; (4) the proposed transaction may involve unexpected costs; (5) the businesses may suffer as a result of uncertainty surrounding the proposed transaction; and (6) the industry may be subject to future risks that are described in the “Risk Factors” section of the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the Securities and Exchange Commission by United Rentals and RSC Holdings. United Rentals and RSC Holdings give no assurance that it will achieve its expectations and does not assume any responsibility for the accuracy and completeness of the forward-looking statements. The foregoing list of factors is not exhaustive.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This document is for informational purposes only and is not an offer to purchase nor a solicitation of an offer to sell securities. The solicitation and the offer to purchase shares of RSC Holdings common stock will be made pursuant to a registration statement on Form S-4 and joint proxy statement/prospectus forming a part thereof that the SEC declared effective on March 23, 2012. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE VERSION OF REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

You can obtain a free copy of the definitive version of the joint proxy statement/prospectus and other filings containing information about United Rentals and RSC Holdings, at the SEC’s Internet site (http://www.sec.gov). You are also able to obtain these documents, free of charge, in the Investor Relations portion of the United Rentals website at http://www.ur.com/investor under the heading “Investors” and then under “SEC Filings.” Copies of the joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, free of charge, by directing a request to Investor Relations at 203-618-7318.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2012

UNITED RENTALS, INC.

By:	/s/ Jonathan M. Gottsegen
Name:	Jonathan M. Gottsegen
Title:	Senior Vice President, General Counsel and Corporate Secretary

UNITED RENTALS (NORTH AMERICA), INC.

By:	/s/ Jonathan M. Gottsegen
Name:	Jonathan M. Gottsegen
Title:	Senior Vice President, General Counsel and Corporate Secretary